UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549
                          ----------------------



                                FORM 8-K


                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 28, 2006
                                                        --------------

                      JOHN B. SANFILIPPO & SON, INC.
                      ------------------------------
            (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-19681             36-2419677
----------------------------   ----------------   -----------------------
(State or Other Jurisdiction   (Commission File   (I.R.S. Employer
 of Incorporation)              Number)            Identification Number)




             2299 Busse Road, Elk Grove Village, Illinois 60007
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             (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 593-2300
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 -- Entry into a Material Definitive Agreement.
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Prior to acquiring the site on which John B. Sanfilippo & Son, Inc.
(the "Company") is pursuing its facility expansion and consolidation project, the Company and certain related party partnerships entered into a Development Agreement (the "Development Agreement") with the City of Elgin, Illinois
(the "City") for the development and purchase of the land located at 750
S. State Street in Elgin, Illinois, where a new facility could be constructed (the "Original Site"). The Development Agreement provided for certain conditions, including but not limited to the completion of environmental and asbestos remediation procedures, the inclusion of the property in the Elgin enterprise zone and the establishment of a tax incremental financing district covering the property. The Company fulfilled its remediation obligations under the Development Agreement during fiscal 2005. On February 1, 2006, the Company and the related party partnerships entered into a Termination Agreement with the City whereby the Development Agreement was terminated and the City of Elgin became obligated to convey the property to the Company and the partnerships. The partnerships subsequently agreed to convey their respective interests in the Original Site to the Company by quitclaim deed.

On March 28, 2006, the JBSS Properties, LLC ("JBSS LLC"), a wholly owned subsidiary of the Company, acquired title to the Original Site by quitclaim deed, and JBSS LLC entered into an Assignment and Assumption Agreement
(the "Agreement") with the City. Under the terms of the Agreement, the City assigned to the Company all of the City's remaining rights and obligations under the Development Agreement. The Company is currently preparing to market the Original Site to potential buyers.

A copy of the Agreement is attached as an exhibit to this Current Report on Form 8-K.



Item 9.01 Financial Statements and Exhibits.
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(c) Exhibits
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The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.
-

                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOHN B. SANFILIPPO & SON, INC.


April 3, 2006                              By: /s/ MICHAEL J. VALENTINE
                                               ------------------------
                                               Michael J. Valentine
					       Executive Vice President
					        Finance and Chief
					        Financial Officer


                              EXHIBIT INDEX
                              -------------

Exhibits     Description
--------     ----------------------------------------------------------

10.1 Assignment and Assumption Agreement dated March 28, 2006 by and between the JBSS LLC and the City of Elgin, Illinois